UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 30, 2019

RISE GOLD CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

650 – 669 Howe Street

Vancouver, British Columbia

Canada

(Address of principal executive offices)

V6C 0B4

(Zip Code)

Registrant’s telephone number, including area code:  (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the exchange Act (17 CFR 240.13e -4)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ❑

Item 1.01

Entry into a Material Definitive Agreement

On August 30, 2019, Rise Gold Corp. (the “Company”), through its wholly owned subsidiary Rise Grass Valley, entered into a loan agreement to borrow US$1 million of secured debt financing (the “Loan”) from Eridanus Capital LLC (the “Lender”). The Lender is an affiliate of Myrmikan Capital, LLC, which operates in the gold and silver junior mining sector.

The Loan principal of US$1 million may be used for engineering, permitting, and working capital at the Idaho-Maryland Gold Project and is secured against the assets of the Company.

The Loan has a term of two years. Interest will be accrued at an annual interest rate of 10% and be paid along with the principal on the maturity date. The total repayment at the maturity date will be US$1,200,000. The Company has the option, at its sole discretion, to extend the repayment of the Loan up to an additional two years past the maturity date. If the Company exercises its right to extend repayment, the annual interest rate would increase to 20% in year 3 and 25% in year 4. The Company also has the option, at its sole discretion, to repay the Loan before the two-year maturity date. If the Company exercises its right of early repayment, the minimum interest charge will be US$200,000.

Item 2.03

Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The disclosure provided under Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.02

Unregistered Sales of Securities

As consideration for advancing the Loan described above under Item 1.01, the Company agreed to issue 11,500,000 share purchase warrants to the Lender upon receipt of the Loan. Each warrant will entitle the holder to acquire one share of the Company’s common stock at an exercise price of C$0.10 for a period of three years from the date of issuance. The Company will issue the warrants and offer the underlying shares of common stock to the Lender in a private transaction in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 9.01

Financial Statements and Exhibits

Exhibit

No.

Description

99.1

Press release dated September 3, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 4, 2019

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer